UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	04/30/08

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2008

Semiannual Report to Shareholders

DWS Global Opportunities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 are 1.67%, 2.51% and 2.43% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/08
DWS Global Opportunities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-11.91%	-7.48%	14.07%	20.58%	9.30%
Class B	-12.23%	-8.13%	13.21%	19.65%	8.41%
Class C	-12.24%	-8.16%	13.24%	19.68%	8.46%
S&P®/Citigroup Extended Market Index-World+	-12.30%	-7.69%	14.05%	20.06%	8.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/08	$ 39.53	$ 36.04	$ 36.23
10/31/07	$ 47.86	$ 43.88	$ 44.10
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .16	$ —	$ —
Capital Gain Distributions	$ 2.62	$ 2.62	$ 2.62
Class A Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	29	of	41	70
3-Year	28	of	40	69
5-Year	17	of	40	42
10-Year	11	of	19	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Opportunities Fund — Class A [] S&P/Citigroup Extended Market Index-World+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/08
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$8,720	$13,988	$24,028	$22,933
	Average annual total return	-12.80%	11.84%	19.16%	8.65%
Class B	Growth of $10,000	$8,929	$14,310	$24,426	$22,433
	Average annual total return	-10.71%	12.69%	19.56%	8.41%
Class C	Growth of $10,000	$9,184	$14,519	$24,549	$22,531
	Average annual total return	-8.16%	13.24%	19.68%	8.46%
S&P/Citigroup Extended Market Index-World+	Growth of $10,000	$9,231	$14,837	$24,945	$23,651
	Average annual total return	-7.69%	14.05%	20.06%	8.99%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index-World is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2008 is 1.34% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/08
DWS Global Opportunities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-11.80%	-7.20%	14.43%	20.94%	9.63%
S&P/Citigroup Extended Market Index-World+	-12.30%	-7.69%	14.05%	20.06%	8.99%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/08	$ 40.56
10/31/07	$ 49.12
Distribution Information: Six Months as of 4/30/08: Income Dividends	$ .30
Capital Gain Distributions	$ 2.62
Class S Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	28	of	41	67
3-Year	27	of	40	66
5-Year	14	of	40	35
10-Year	10	of	19	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities Fund — Class S [] S&P/Citigroup Extended Market Index-World+

Yearly periods ended April 30
Comparative Results as of 4/30/08
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$9,280	$14,982	$25,870	$25,070
	Average annual total return	-7.20%	14.43%	20.94%	9.63%
S&P/Citigroup Extended Market Index-World+	Growth of $10,000	$9,231	$14,837	$24,945	$23,651
	Average annual total return	-7.69%	14.05%	20.06%	8.99%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index-World is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2007 to April 30, 2008).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 880.90	$ 877.70	$ 877.60	$ 882.00
Expenses Paid per $1,000*	$ 7.53	$ 11.02	$ 11.02	$ 6.18
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/08	$ 1,016.86	$ 1,013.13	$ 1,013.13	$ 1,018.30
Expenses Paid per $1,000*	$ 8.07	$ 11.81	$ 11.81	$ 6.62
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Opportunities Fund	1.61%	2.36%	2.36%	1.32%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses DWS Global Opportunities Fund's strategy and the market environment for the six-month period ended April 30, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did stocks perform during the reporting period, and how did this affect the fund?

A: The global equity markets delivered a negative absolute return for the period, reflecting a backdrop characterized by a deepening of the global credit crisis, continued asset write-downs by global financial institutions and concerns about a potential recession in the US economy. The ensuing rise in investors' risk aversion, particularly in the first half of the reporting period, resulted in a -12.30% return for the fund's benchmark, the S&P/Citigroup Extended Market Index.1 Market sentiment improved somewhat in the late-March/April time frame, which was partially a result of the aggressive actions taken by the US Federal Reserve Board (the Fed) to maintain stability and liquidity in the markets. Still, this was not enough to offset the losses incurred in the first half of the period.

1 The S&P/Citigroup Extended Market Index (Citigroup EMI, formerly the Citigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

For the fund, the broader investment environment proved to be a mixed bag. Growth stocks and value stocks provided approximately the same return, so the impact of the fund's growth orientation was neutral. On the plus side, the outperformance of international stocks relative to the US market provided a tailwind to the fund given its overweight in non-US equities.2 However, this was offset by the fact that small-cap stocks, as a group, underperformed their large-cap counterparts amid the turbulent environment in the markets.3 Currencies also had a varied impact for the fund: While the euro and the yen rose against the US dollar, the Canadian dollar and British pound lost ground.4

2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
3 Stock performance comparisons are based on returns of subsectors of the S&P/Citigroup Extended Market Index.
4 Since foreign shares are denominated in local currencies, a gain in the value of the local currencies versus the dollar increases the value of the investment in US dollar terms.

With this as the backdrop, the total return of the fund's Class A shares was -11.91% during the six months ended April 30, 2008. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.)

How is the fund managed?

First, we focus on fundamental research with the goal of investing in what we believe are the best ideas within the global small-cap asset class. Second, we have a large amount of flexibility in that we can invest in mid-, small- or micro-cap companies, and we can look for opportunities anywhere in the world. Finally, our segmented growth strategy helps maintain a balance and diversity of growth characteristics, which historically has resulted in lower risk. We believe the effectiveness of this approach is the most important factor in the fund's long-term outperformance.

Lead Portfolio Manager Joseph Axtell

Diversification does not eliminate risk and past performance does not guarantee future results.

Although the fund's absolute return was negative, we are pleased to report that it outperformed both the -12.30% return of its benchmark and the -15.15% average return of the funds in its Lipper peer group, Global Small/Mid-Cap Growth Funds.5 The fund's Class A shares also outpaced the benchmark over the three-, five- and 10-year intervals.

5 The Lipper Global Small/Mid-Cap Growth Funds category consists of funds that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P/Citigroup World Broad Market Index. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category.

Q: Where did the fund generate its strongest performance?

A: As has been the case historically, all of the fund's outperformance during the past six months was the result of specific stock selection rather than sector allocation. Our investors may be surprised to learn that despite the unprecedented volatility in the credit markets, the area of the market in which we generated the largest margin of outperformance — relative to the benchmark — was the financial sector. We were able to achieve this outperformance despite the fact that we held an above-benchmark weighting in what proved to be one of the worst-performing sectors in the market. We believe this highlights the importance of owning the right stocks, especially in poor-performing sectors.

The fund's holdings in financials returned approximately -7.6%, compared with a return of -14.3% for the financial stocks in the benchmark. The top performer was Gulf Finance House EC, a Bahrain-based investment bank that is funding infrastructure investments throughout the booming Persian Gulf region. As such, it has been insulated from the problems weighing on the global financial sector and thus has been able to generate strong organic growth. The stock rose 73% during the semiannual period. Also performing well were shares of Aeon Mall Co., Ltd., which were boosted by the company's plans to open 10 malls in China by 2010. One of these new malls is located in Beijing and is expected to open by the beginning of the Olympics. The third-largest contributor within financials was AWD AG, the German financial advisory firm whose shares rose nearly 30% after being bid for by Swiss Life. We elected to exit the position in order to lock in the gain.

Q: In what other areas did the fund outperform?

A: We generated outperformance in the consumer discretionary sector, another poor performing segment of the market. Here, the fund benefited from a significant underweight and strong stock selection in this sector. The top two contributors were both US-based companies: Aeropostale, Inc. and Advance Auto Parts, Inc. Aeropostale is a teen retailer with a lower price point, which means that the slower economy has actually worked in its favor by prompting buyers to trade down from more expensive stores. Advance Auto Parts has also been a beneficiary of slower growth, as more people are opting to do their own auto maintenance and repairs in order to save money.

Energy was also an area of strength for the fund, a result of both effective stock selection and our overweight position in this outperforming sector. Leading performers were US-based Ultra Petroleum, which benefited from the rising prices of natural gas, and Foundation Coal, whose shares gained about 40% behind strong demand for coal from abroad.

Q: In what sectors did the fund underperform?

A: The fund's positioning was least effective in consumer staples and technology.

In the former, the primary issue was a few individual holdings performing poorly. Among these was SunOpta, Inc., a Canadian company that produces and distributes natural and organic foods. The company's shares lost ground due to inventory adjustment issues in its berry operations that will affect previously reported earnings. We added to the fund's holdings in the stock, believing that the impact of this issue will prove to be minor in scope relative to the company's future growth potential. Synear Food Holdings, Ltd. also detracted from the fund's return. A new addition to the portfolio within the past six months, Singapore-based Synear makes dumplings for the Chinese market. A general slump in China-related shares, along with rising input costs (particularly for pork), pressured Synear's stock price during the past half-year. A third key detractor within consumer staples was Safilo Group SpA, the second-largest maker of eyeglass frames in the world. Although Safilo is categorized as a "staples" company, slower consumer spending nonetheless weighed on its sales growth. We continue to hold Safilo in the fund.

In technology, the fund's underperformance was simply a matter of allocation. The fund was overweight in the sector, as is typically the case given our growth orientation. As a result, the relatively poor performance of technology shares during the past six months weighed on the fund's performance.

Q: What were some notable changes in the fund's overall positioning throughout the semiannual period?

A: We made a number of moves in the financial sector, the net effect of which was a decline of one-and-a-half percentage points in the fund's weighting in the group. We elected to trim the fund's position in Hong Kong real estate broker Midland Holdings Ltd. when its shares ran up late in 2007, and we took the last profits in the fund's remaining shares in First Marblehead, Inc. shortly before the stock crumbled in December, once the credit market woes caught up to them. As mentioned earlier, we eliminated the fund's position in AWD. We also sold one-third of the fund's position in FBD Holdings PLC — Ireland's only publicly traded general insurance company — when it was bid for; however, the bid was withdrawn before we finished selling the stake. We used part of the proceeds from these sales to increase the fund's position in Hypo Real Estate Holding AG, a German company whose shares were knocked down to very inexpensive levels as a result of the broader issues in the global credit markets.

Extreme market volatility also provided an opportunity to add new stocks on the cheap in the industrials sector, including SGL Carbon AG, a German manufacturer of graphite electrodes that are consumed in the manufacturing of steel, and Wienerberger AG, the largest brick manufacturer in Austria. The weakness in the global housing and construction markets has weighed on Wienerberger's shares, but the company's future growth is expected to come from its expanding presence in the fast-growing emerging markets — a key point that we felt was not reflected in its valuation. Other additions of note were Prysmian SpA, an Italian company that manufactures high-voltage and submarine cable for the utility and telecom industries; Hanson Transmissions, a Belgian manufacturer of gear boxes used in wind turbines; and CAE, Inc., a Canadian company and global leader in manufacturing flight simulators. Both commercial airlines and the military are purchasing flight simulators to reduce costs and increase safety for training pilots.

Notable sales included the biopharmaceutical company Celgene and the Brazilian pulp and paper manufacturer Aracruz Celulose SA. In both cases, the stocks had grown into large-cap status and we elected to take profits. We also sold Adams Respiratory Therapeutics at a profit when the company was bid for at a 35% premium.

Q: Do you have any closing thoughts for investors?

A: The market volatility of the past six months has made it a challenging time to be invested in small-cap stocks. Still, we look at volatility as an opportunity to both lock in profits in top performers and pick up inexpensive shares of companies we want the fund to own for the long term. We believe these buy and sell decisions, in the aggregate, have helped us construct a portfolio that, in our opinion, is well-balanced between steady growers on one hand, and faster-growing, more aggressive companies on the other. This provides both an element of defensiveness in case global economic growth continues to slow, and enough growth exposure to allow the fund to keep pace if stocks rally in the second half of the year. Most importantly, both segments of the portfolio are populated with the type of fundamentally sound, quality growth companies identified by our bottom-up research efforts. We believe this approach is an effective way to approach a market environment characterized by both risks and opportunities.

Portfolio Summary

Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	4/30/08	10/31/07

Europe	38%	38%
United States	30%	30%
Pacific Basin	10%	11%
United Kingdom	9%	10%
Japan	7%	7%
Latin America	1%	1%
Other	5%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/08	10/31/07

Financials	21%	22%
Information Technology	18%	18%
Industrials	16%	15%
Health Care	15%	16%
Energy	13%	10%
Consumer Discretionary	10%	11%
Consumer Staples	4%	3%
Utilities	3%	3%
Materials	—	1%
Telecommunication Services	—	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2008 (23.3% of Net Assets)	Country	Percent
1. Fresenius Medical Care AG & Co. KGaA Manufacturer that distributes equipment and products for dialysis patients	Germany	3.2%
2. Allegheny Energy, Inc. Provider of electric and gas power	United States	3.1%
3. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	2.7%
4. SBM Offshore NV Provides a variety of services to the oil and gas industries	Netherlands	2.4%
5. Piraeus Bank SA A banking company that provides a variety of banking services	Greece	2.3%
6. Stada Arzneimittel AG Manufactures pharmaceuticals	Germany	2.2%
7. Itron, Inc. Manufacturer of meter reading instruments for utilities	United States	2.0%
8. United Internet AG Offers Internet access services	Germany	2.0%
9. Wing Hang Bank Ltd. Provider of corporate and retail banking services	Hong Kong	1.7%
10. Joy Global, Inc. Manufacturer of mining equipment	United States	1.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 96.5%
Australia 1.4%
Babcock & Brown Ltd. (a)	533,711	7,321,418
Sigma Pharmaceuticals Ltd. (a)	3,001,600	3,357,496
(Cost $13,199,882)		10,678,914
Austria 0.7%
Wienerberger AG (Cost $5,020,957)	96,655	5,585,178
Bahrain 1.2%
Gulf Finance House EC (GDR) 144A (Cost $5,477,506)	240,958	9,276,883
Belgium 0.5%
Hansen Transmissions International NV* (Cost $2,971,413)	837,852	3,653,204
Bermuda 0.5%
Orient-Express Hotels Ltd. "A" (Cost $2,348,893)	76,100	3,542,455
Brazil 0.6%
Diagnosticos da America SA (Cost $4,630,780)	203,700	4,681,350
Canada 2.2%
CAE, Inc.	332,700	3,818,898
Certicom Corp.*	643,100	1,098,334
Flint Energy Services Ltd.*	106,200	2,373,709
OPTI Canada, Inc.*	234,100	4,955,825
SunOpta, Inc.* (a)	807,100	4,463,263
(Cost $21,604,441)		16,710,029
China 1.1%
Dalian Port (PDA) Co., Ltd. "H"	2,428,000	1,590,278
Synear Food Holdings Ltd.	3,821,000	1,666,777
VanceInfo Technologies Inc. (ADR)*	290,500	2,486,680
WuXi PharmaTech Cayman, Inc. (ADR)* (a)	144,300	2,660,892
(Cost $12,769,149)		8,404,627
France 2.5%
Financiere Marc de Lacharriere SA (a)	64,999	3,900,034
Flamel Technologies SA (ADR)* (a)	535,700	4,971,296
Haulotte Group (a)	106,799	2,139,074
JC Decaux SA (a)	278,113	7,972,282
(Cost $22,947,568)		18,982,686
Germany 13.3%
Fresenius Medical Care AG & Co. KGaA	458,396	24,380,981
Grenkeleasing AG (a)	99,319	3,945,473
Hypo Real Estate Holding AG (a)	147,777	5,500,719
M.A.X. Automation AG	829,795	6,579,461
Puma AG (a)	8,594	3,046,149
QSC AG* (a)	643,100	2,593,670
Rational AG (a)	28,792	6,363,694
SGL Carbon AG*	75,600	5,143,081
Software AG (a)	77,694	5,135,479
Stada Arzneimittel AG	253,850	17,214,216
United Internet AG (Registered) (a)	723,304	15,460,941
Wincor Nixdorf AG	98,736	7,561,089
(Cost $49,583,149)		102,924,953
Greece 5.0%
Coca-Cola Hellenic Bottling Co. SA	288,750	12,988,025
Hellenic Exchanges Holding SA	263,500	5,752,249
Piraeus Bank SA	519,150	17,679,862
Titan Cement Co. SA	51,900	2,319,550
(Cost $15,760,857)		38,739,686
Hong Kong 4.4%
K Wah International Holdings Ltd.	7,964,000	3,511,592
Kingboard Chemical Holdings Ltd.	2,488,970	11,796,972
Midland Holdings Ltd.	4,932,407	5,089,572
Wing Hang Bank Ltd.	981,200	13,280,453
(Cost $13,571,913		33,678,589
Ireland 5.7%
Anglo Irish Bank Corp. PLC	744,042	10,363,508
C&C Group PLC (b)	328,014	2,228,995
C&C Group PLC (b)	210,236	1,432,515
FBD Holdings PLC	84,300	3,356,925
ICON PLC (ADR)*	127,100	9,151,200
Kingspan Group PLC	276,807	3,203,624
Paddy Power PLC	289,968	10,108,141
Ryanair Holdings PLC*	944,000	4,339,067
(Cost $25,884,799)		44,183,975
Italy 1.2%
Lottomatica SpA (a)	103,287	3,189,704
Prysmian SpA	174,209	4,122,771
Safilo Group SpA	773,000	2,135,397
(Cost $12,151,557)		9,447,872
Japan 7.2%
AEON Credit Services Co., Ltd.	308,100	4,956,386
AEON Mall Co., Ltd. (a)	363,000	11,442,968
JAFCO Co., Ltd.	73,900	2,923,827
KITZ Corp. (a)	619,000	3,718,213
Matsui Securities Co., Ltd. (a)	530,800	3,750,007
Mitsubishi UFJ Lease & Finance Co., Ltd.	116,730	5,780,149
Nidec Corp.	77,700	5,812,347
Park24 Co., Ltd. (a)	606,000	5,550,736
Sumitomo Realty & Development Co., Ltd.	474,000	11,755,355
(Cost $44,938,184)		55,689,988
Netherlands 4.7%
Arcadis NV (a)	61,906	3,720,670
Chicago Bridge & Iron Co. NV (New York Shares)	80,500	3,207,120
QIAGEN NV* (a)	487,600	10,946,090
SBM Offshore NV (a)	470,547	18,099,685
(Cost $21,229,643)		35,973,565
Norway 0.7%
ProSafe SE (a) (Cost $3,292,114)	330,100	5,706,341
Spain 0.7%
Tecnicas Reunidas SA (Cost $4,485,349)	72,590	5,502,821
Sweden 0.9%
Brostrom AB "B" (a)	379,800	2,617,673
Eniro AB*	406,312	2,656,555
Micronic Laser Systems AB* (a)	298,600	1,416,364
(Cost $8,985,814)		6,690,592
Switzerland 1.0%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	43,715	1,418,079
Partners Group (Registered)	48,300	6,605,156
(Cost $4,813,917)		8,023,235
Taiwan 1.8%
Powerchip Semiconductor Corp.	7,052,183	2,881,322
Siliconware Precision Industries Co.	6,256,295	10,760,043
(Cost $7,260,130)		13,641,365
Thailand 0.8%
Bangkok Bank PCL (Foreign Registered) (Cost $3,539,101)	1,418,300	6,251,722
United Arab Emirates 1.2%
Lamprell PLC (Cost $4,294,103)	1,071,446	9,616,042
United Kingdom 8.3%
Aegis Group PLC	1,314,882	3,251,861
ARM Holdings PLC	3,345,909	6,648,762
Ashmore Group PLC	1,583,734	8,960,506
BlueBay Asset Management PLC (Unit) (a)	612,402	3,921,624
John Wood Group PLC	715,875	6,062,616
Kofax PLC	1,092,553	4,763,103
Michael Page International PLC	1,083,804	6,171,866
Serco Group PLC	1,492,595	13,006,955
Taylor Nelson Sofres PLC (a)	1,282,641	5,128,692
Xchanging Ltd.*	1,236,431	6,102,213
(Cost $58,091,565)		64,018,198
United States 28.9%
Advance Auto Parts, Inc.	157,700	5,469,036
Aecom Technology Corp.*	225,887	6,202,857
Aeropostale, Inc.*	270,150	8,588,068
Akamai Technologies, Inc.*	184,200	6,588,834
Allegheny Energy, Inc.	451,100	24,269,180
AMERIGROUP Corp.*	222,300	5,777,577
Carter's, Inc.*	224,300	3,171,602
Cogent, Inc.* (a)	226,500	2,113,245
Diamond Foods, Inc.	159,200	3,400,512
Dresser-Rand Group, Inc.*	221,700	8,107,569
EMS Technologies, Inc.*	129,600	3,351,456
Euronet Worldwide, Inc.* (a)	229,000	4,048,720
Foundation Coal Holdings, Inc.	127,700	7,659,446
FTI Consulting, Inc.* (a)	180,150	11,529,600
Gentex Corp.	198,300	3,704,244
Harman International Industries, Inc.	72,900	2,979,423
Invitrogen Corp.*	63,700	5,960,409
Itron, Inc.* (a)	167,600	15,600,208
Joy Global, Inc.	175,500	13,030,875
Lam Research Corp.*	72,900	2,977,236
Metabolix, Inc.* (a)	99,800	1,098,798
Mueller Water Products, Inc. "A" (a)	220,700	1,776,635
Mylan, Inc. (a)	438,000	5,768,460
NeuStar, Inc. "A"*	169,400	4,660,194
NxStage Medical, Inc.* (a)	444,000	2,566,320
Owens & Minor, Inc.	142,600	6,462,632
Perficient, Inc.*	207,500	1,904,850
Phillips-Van Heusen Corp.	82,800	3,494,988
Prospect Partners LP*	3	0
Rowan Companies, Inc.	100,300	3,910,697
Schawk, Inc.	202,700	3,249,281
Somanetics Corp.*	221,200	3,603,348
TETRA Technologies, Inc.*	338,100	5,497,506
Thoratec Corp.* (a)	369,900	5,914,701
THQ, Inc.* (a)	347,450	7,393,736
Ultra Petroleum Corp.*	251,800	20,917,026
(Cost $158,347,814)		222,749,269
Total Common Stocks (Cost $527,200,598)		744,353,539

Securities Lending Collateral 20.8%
Daily Assets Fund Institutional, 2.88% (c) (d) (Cost $160,200,060)	160,200,060	160,200,060

Cash Equivalents 3.7%
Cash Management QP Trust, 2.54% (c) (Cost $28,994,063)	28,994,063	28,994,063
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $716,394,721)+	121.0	933,547,662
Other Assets and Liabilities, Net	(21.0)	(162,053,762)
Net Assets	100.0	771,493,900
* Non-income producing security.
+ The cost for federal income tax purposes was $728,254,327. At April 30, 2008, net unrealized appreciation for all securities based on tax cost was $205,293,335. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $287,944,581 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $82,651,246.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2008 amounted to $151,873,043 which is 19.7% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $527,200,598) — including $151,873,043 of securities loaned	$ 744,353,539
Investment in Daily Assets Fund Institutional (cost $160,200,060)*	160,200,060
Investment in Cash Management QP Trust (cost $28,994,063)	28,994,063
Total investments, at value (cost $716,394,721)	933,547,662
Receivable for investments sold	2,608,964
Receivable for Fund shares sold	321,198
Dividends receivable	1,789,847
Interest receivable	236,145
Foreign taxes recoverable	184,914
Other assets	58,707
Total assets	938,747,437
Liabilities
Payable for Fund shares redeemed	549,796
Payable for investments purchased	5,233,005
Payable upon return of securities loaned	160,200,060
Accrued management fee	573,089
Other accrued expenses and payables	697,587
Total liabilities	167,253,537
Net assets, at value	$ 771,493,900
Net Assets Consists of:
Distributions in excess of net investment income	(10,595,027)
Net unrealized appreciation (depreciation) on: Investments	217,152,941
Foreign currency	(11,854)
Accumulated net realized gain (loss)	20,540,991
Paid-in capital	544,406,849
Net assets, at value	$ 771,493,900
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($251,670,542 ÷ 6,366,562 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 39.53
Maximum offering price per share (100 ÷ 94.25 of $39.53)	$ 41.94

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($23,663,060 ÷ 656,630 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)
$ 36.04

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,322,782 ÷ 1,057,899 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)
$ 36.23
Class S Net Asset Value, offering and redemption price(a) per share ($457,837,516 ÷ 11,287,429 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$ 40.56
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $208,296)	$ 5,736,183
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	779,975
Interest — Cash Management QP Trust	584,339
Interest	6,921
Total Income	7,107,418
Expenses: Management fee	3,893,024
Administration fee	390,540
Services to shareholders	814,626
Custodian fee	162,752
Distribution and service fees	637,630
Professional fees	64,510
Directors' fees and expenses	23,148
Reports to shareholders	86,084
Registration fees	32,590
Other	25,684
Total expenses before expense reductions	6,130,588
Expense reductions	(276,183)
Total expenses after expense reductions	5,854,405
Net investment income (loss)	1,253,013
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	20,433,077
Foreign currency	67,459
20,500,536
Change in net unrealized appreciation (depreciation) on: Investments	(130,854,863)
Foreign currency	(38,528)
(130,893,391)
Net gain (loss)	(110,392,855)
Net increase (decrease) in net assets resulting from operations	$ (109,139,842)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2008 (Unaudited)	Year Ended October 31, 2007
Operations: Net investment income (loss)	$ 1,253,013	$ 743,528
Net realized gain (loss)	20,500,536	51,364,983
Change in net unrealized appreciation (depreciation)	(130,893,391)	114,976,300
Net increase (decrease) in net assets resulting from operations	(109,139,842)	167,084,811
Distributions to shareholders from: Net investment income: Class A	(991,860)	(36,585)
Class S	(3,292,027)	(1,665,050)
Net realized gains: Class A	(16,293,178)	(24,639,973)
Class B	(1,852,683)	(3,873,961)
Class C	(2,676,242)	(3,903,474)
Class S	(28,598,427)	(48,794,793)
Total distributions	(53,704,417)	(82,913,836)
Fund share transactions: Proceeds from shares sold	65,704,835	204,618,675
Reinvestment of distributions	49,947,191	77,614,109
Cost of shares redeemed	(95,861,189)	(180,732,285)
Redemption fees	15,250	37,807
Net increase (decrease) in net assets from Fund share transactions	19,806,087	101,538,306
Increase (decrease) in net assets	(143,038,172)	185,709,281
Net assets at beginning of period	914,532,072	728,822,791
Net assets at end of period (including distributions in excess of net investment income of $10,595,027 and $7,564,153, respectively)	$ 771,493,900	$ 914,532,072

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 47.86	$ 43.66	$ 36.46	$ 29.93	$ 25.80	$ 17.77
Income (loss) from investment operations: Net investment income (loss)[b]	.05	(.01)	(.13)[e]	(.08)	(.08)	(.09)
Net realized and unrealized gain (loss)	(5.60)	9.16	9.17	6.61	4.21	8.12
Total from investment operations	(5.55)	9.15	9.04	6.53	4.13	8.03
Less distributions from: Net investment income	(.16)	(.01)	(.18)	—	—	—
Net realized gains	(2.62)	(4.94)	(1.66)	—	—	—
Total distributions	(2.78)	(4.95)	(1.84)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 39.53	$ 47.86	$ 43.66	$ 36.46	$ 29.93	$ 25.80
Total Return (%)[c]	(11.91)d**	22.78[d]	25.56[d,e]	21.82[d]	16.01[d]	45.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	300	219	155	120	102
Ratio of expenses before expense reductions (%)	1.70*	1.69	1.79	1.83	1.84	1.72
Ratio of expenses after expense reductions (%)	1.61*	1.65	1.76	1.74	1.74	1.72
Ratio of net investment income (loss) (%)	.21*	(.03)	(.34)[e]	(.24)	(.31)	(.41)
Portfolio turnover rate (%)	9**	21	29	31	26	35
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 43.88	$ 40.68	$ 34.17	$ 28.27	$ 24.55	$ 17.06
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.31)	(.44)[e]	(.29)	(.28)	(.23)
Net realized and unrealized gain (loss)	(5.15)	8.45	8.61	6.19	4.00	7.72
Total from investment operations	(5.22)	8.14	8.17	5.90	3.72	7.49
Less distributions from: Net realized gains	(2.62)	(4.94)	(1.66)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 36.04	$ 43.88	$ 40.68	$ 34.17	$ 28.27	$ 24.55
Total Return (%)[c]	(12.23)d**	21.88[d]	24.61[d,e]	20.87[d]	15.15[d]	43.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	24	32	34	40	43	50
Ratio of expenses before expense reductions (%)	2.55*	2.53	2.68	2.79	2.67	2.55
Ratio of expenses after expense reductions (%)	2.36*	2.38	2.52	2.50	2.50	2.55
Ratio of net investment income (loss) (%)	(.54)*	(.78)	(1.14)[e]	(1.00)	(1.07)	(1.24)
Portfolio turnover rate (%)	9**	21	29	31	26	35
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 44.10	$ 40.86	$ 34.30	$ 28.38	$ 24.64	$ 17.11
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.32)	(.41)[e]	(.30)	(.28)	(.23)
Net realized and unrealized gain (loss)	(5.18)	8.50	8.63	6.22	4.02	7.76
Total from investment operations	(5.25)	8.18	8.22	5.92	3.74	7.53
Less distributions from: Net realized gains	(2.62)	(4.94)	(1.66)	—	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 36.23	$ 44.10	$ 40.86	$ 34.30	$ 28.38	$ 24.64
Total Return (%)[c]	(12.24)d**	21.88[d]	24.66[d,e]	20.86[d]	15.18[d]	44.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	44	33	25	23	22
Ratio of expenses before expense reductions (%)	2.45*	2.45	2.49	2.64	2.62	2.52
Ratio of expenses after expense reductions (%)	2.36*	2.40	2.48	2.50	2.49	2.52
Ratio of net investment income (loss) (%)	(.54)*	(.80)	(1.07)[e]	(1.00)	(1.06)	(1.21)
Portfolio turnover rate (%)	9**	21	29	31	26	35
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 49.12	$ 44.71	$ 37.30	$ 30.55	$ 26.26	$ 18.05
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.13	(.01)[d]	.02	(.02)	(.04)
Net realized and unrealized gain (loss)	(5.74)	9.39	9.39	6.76	4.31	8.25
Total from investment operations	(5.64)	9.52	9.38	6.78	4.29	8.21
Less distributions from: Net investment income	(.30)	(.17)	(.31)	(.03)	—	—
Net realized gains	(2.62)	(4.94)	(1.66)	—	—	—
Total distributions	(2.92)	(5.11)	(1.97)	(.03)	—	—
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 40.56	$ 49.12	$ 44.71	$ 37.30	$ 30.55	$ 26.26
Total Return (%)	(11.80)c**	23.16[c]	25.97[c,d]	22.25	16.34	45.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	458	538	443	367	309	289
Ratio of expenses before expense reductions (%)	1.37*	1.36	1.43	1.42	1.48	1.48
Ratio of expenses after expense reductions (%)	1.32*	1.34	1.42	1.42	1.48	1.48
Ratio of net investment income (loss) (%)	.50*	.28	(.02)[d]	.08	(.05)	(.17)
Portfolio turnover rate (%)	9**	21	29	31	26	35
[a] For the six months ended April 30, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Opportunities Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund has reviewed the tax positions for the three open tax years as of October 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2008 purchases and sales of investment securities (excluding short-term investments) aggregated $71,176,116 and $90,956,927, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	1.015%
Next $500 million of such net assets	.965%
Over $1 billion of such net assets	.915%

Effective November 1, 2007 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.61%
Class B	2.36%
Class C	2.36%
Class S	1.36%

For the period from November 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets.

Accordingly, for the six months ended April 30, 2008 the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $192,052 and the amount charged aggregated $3,700,971 which was equivalent to an annualized effective rate of .95% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2008 the Advisor received an Administration Fee of $390,540, of which $62,053 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2008
Class A	$ 262,870	$ 53,880	$ 65,937
Class B	41,388	18,226	9,878
Class C	39,444	8,113	12,169
Class S	207,840	—	107,896
	$ 551,542	$ 80,219	$ 195,880

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2008 the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2008
Class B	$ 97,821	$ 13,387
Class C	145,070	22,494
	$ 242,891	$ 35,881

In addition DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2008 the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2008	Annualized Effective Rate
Class A	$ 314,269	$ 98,774.25%
Class B	32,179	9,337.25%
Class C	48,291	15,123.25%
	$ 394,739	$ 123,234

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2008, aggregated $15,506.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2008 the CDSC for Class B and C shares aggregated $67,382 and $10,376, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2008, DWS-SDI received $768 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,770, of which $6,971 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

In connection with the board consolidation on April 1, 2008, of the two DWS Funds Boards of Directors, certain Independent Board Members retired prior to their normal retirement date, and received a one-time retirement benefit. DIMA has agreed to reimburse the Funds for the cost of this benefit. During the period ended April 30, 2008, the Fund paid its allocated portion of the retirement benefit of $3,912 to the non-continuing Independent Board members, and the Fund was reimbursed by DIMA for this payment.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated Funds (the "Participants") share in a $490 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2008		Year Ended October 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	880,843	$ 35,469,939	2,346,267	$ 104,148,490
Class B	61,962	2,288,884	232,128	9,556,503
Class C	177,818	6,656,531	369,531	15,250,064
Class S	508,599	21,289,481	1,663,107	75,663,618
		$ 65,704,835		$ 204,618,675
Shares issued to shareholders in reinvestment of distributions
Class A	379,050	$ 15,863,252	553,129	$ 22,788,943
Class B	45,173	1,727,862	96,682	3,674,884
Class C	59,544	2,289,479	91,890	3,510,195
Class S	700,853	30,066,598	1,129,402	47,640,087
		$ 49,947,191		$ 77,614,109
Shares redeemed
Class A	(1,156,730)	$ (46,348,001)	(1,646,772)	$ (72,657,528)
Class B	(191,092)	(6,956,397)	(430,180)	(17,557,511)
Class C	(184,286)	(6,716,179)	(255,594)	(10,461,878)
Class S	(873,352)	(35,840,612)	(1,752,997)	(80,055,368)
		$ (95,861,189)		$ (180,732,285)
Redemption fees		$ 15,250		$ 37,807
Net increase (decrease)
Class A	103,163	$ 4,991,406	1,252,624	$ 54,285,423
Class B	(83,957)	(2,939,632)	(101,370)	(4,307,786)
Class C	53,076	2,229,838	205,827	8,298,651
Class S	336,100	15,524,475	1,039,512	43,262,018
		$ 19,806,087		$ 101,538,306

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	KGDAX	KGDBX	KGDCX	SGSCX
CUSIP Number	233379 106	233379 205	233379 304	233379 502
Fund Number	083	283	383	2010

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 2, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 2, 2008